                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        DEFINITIVE INFORMATION STATEMENT


                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                       [X]

Filed by Party other than the Registrant     [ ]

Check the appropriate box:


[ ]  Preliminary Information Statement         [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                            XBOX TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                (Name of Person(s) Filing Information Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14C-5(G) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            XBOX TECHNOLOGIES, INC.
                             COMERICA BANK BUILDING
                           1800 N.W. CORPORATE BLVD.
                                   SUITE 101
                              BOCA RATON, FL 33431

TO THE STOCKHOLDERS OF XBOX TECHNOLOGIES, INC.:

     The purpose of this letter is to inform you that we intend to take the following action by written consent of our stockholders:

           - Amend our certificate of incorporation to change our name from "XBOX Technologies, Inc." to "Knowledge Mechanics Group, Inc."


     TECHinspirations, Inc. (Cayman), a Cayman island corporation, is the beneficial owner of shares of our common stock which, in the aggregate, represent approximately 89.3% of the aggregate voting power of all outstanding shares of our capital stock. TECH has executed a written consent in favor of the action described above. This consent satisfies the stockholder approval requirement for the proposed action and allows us to take the proposed action on or after October 12, 2001.


     WE ARE NOT ASKING FOR YOUR PROXY.   Because the written consent of TECH
satisfies the applicable stockholder voting requirements of the Delaware General Corporation Law and our certificate of incorporation and bylaws, we are not asking for a proxy and you are requested not to send us one.

     The accompanying information statement is for informational purposes only and explains the terms of the amendment to our certificate of incorporation. Please read the accompanying information statement carefully.

                                        By Order of the Board of Directors,

                                        /s/ Thomas A. Letscher
                                        Thomas A. Letscher
                                        Secretary

September 21, 2001

                            XBOX TECHNOLOGIES, INC.
                             COMERICA BANK BUILDING
                           1800 N.W. CORPORATE BLVD.
                                   SUITE 101
                              BOCA RATON, FL 33431

                             ---------------------

                             INFORMATION STATEMENT

                               SEPTEMBER 21, 2001

                             ---------------------

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement is being mailed on or about September 21, 2001 to our stockholders of record at the close of business on September 14, 2001. This information statement is being sent to you for informational purposes only. NO ACTION IS REQUESTED ON YOUR PART.

     This information statement is being furnished to our stockholders to inform you of the adoption of a resolution by written consent by TECHinspirations, Inc. (Cayman), a Cayman Island corporation and our largest stockholder. The resolution adopted by TECH gives us the authority to take the following action at any time on or after October 12, 2001:

     - Amend our certificate of incorporation to change our name from "XBOX Technologies, Inc." to "Knowledge Mechanics Group, Inc."

     On July 27, 2001 the Board of Directors adopted resolutions authorizing this amendment to our certificate of incorporation and recommending that our stockholders adopt resolutions authorizing this amendment. On September 1, 2001, TECH executed a written consent authorizing the filing of an amendment to our certificate of incorporation to our change our name to "Knowledge Mechanics Group, Inc." at any time on or after October 12, 2001.


     As of the close of business on September 14, 2001, we had 204,788,368 shares of our common stock and 896,554 shares of our series B preferred stock outstanding. Each holder of our series B preferred stock is entitled to 5 votes per share, while each holder of our common stock is entitled to one vote per share. Holders of our common stock and our series B preferred stock generally vote as a single class on all matters presented to our stockholders, including the amendment to our certificate of incorporation.



     TECH is the beneficial owner of shares of our capital stock representing approximately 89.3% of the aggregate voting power of all outstanding shares of our capital stock. Stockholders holding at least a majority of the aggregate voting power of all outstanding shares of our capital stock must execute a written consent in favor of adoption of the amendment to our certificate of incorporation in order to allow us to implement the amendment to our certificate of incorporation. Accordingly, the requisite stockholder approval of the amendment to our certificate of incorporation to change our name from "XBOX Technologies, Inc." to "Knowledge Mechanics Group, Inc." was obtained by the execution of TECH's written consent in favor of the amendment to our certificate of incorporation.


                               CHANGE OF OUR NAME

General

     On June 11, 2001, we entered into an agreement with Microsoft corporation. The agreement documents the settlement of a dispute between XBOX and Microsoft regarding rights to the name "XBOX." Although both parties are required to maintain the confidentiality of the agreement, we are permitted to inform our stockholders that the terms of the agreement require us to changes our name to a name that does not include the term "XBOX" no later than November 11, 2001. We intend to change our name to "Knowledge Mechanics Group, Inc." to comply with the agreement by filing an amendment to our certificate of incorporation with the Delaware Secretary of State on or about October 12, 2001, which is the earliest date we are authorized to take such action under the terms of the written resolutions executed by TECH. Upon the filing of the amendment to our certificate of incorporation, our name will be changed to "Knowledge Mechanics Group, Inc."

     The name "Knowledge Mechanics Group, Inc." was selected by the Board of Directors as our new name to reflect the importance of our wholly-owned subsidiary, Knowledge Mechanics, Inc. ("KMI"), to us as a whole. KMI develops technology-based solutions that take a software company's existing information, convert this information into knowledge components and then arrange the components in a manner that will help inform customers, partners, and staff. Following the cessation of operations of FullMetrics, Inc. in August 2000, KMI became our sole operating subsidiary.

     The Board of Directors believes that changing our name to "Knowledge Mechanics Group, Inc." will boost the visibility of KMI and provide current and potential investors with a clear indication of the current focus of our operations.


     The agreement also required us to change our ticker symbol to a symbol that does not include the term "XBOX." Our ticker symbol currently is "XBOX" and will be changed to a new symbol after the amendment to our certificate of incorporation is filed with the Delaware Secretary of State to effect our name change. The ticker symbol change will not require any action on the part of our stockholders. In addition, our CUSIP number will be changed to 49925M 10 0 once the amendment to our certificate of incorporation has been filed with the Delaware Secretary of State.


     THERE IS NO NEED TO SEND IN YOUR EXISTING CERTIFICATES REPRESENTING SHARES OF THE CAPITAL STOCK OF XBOX. Your existing certificate will continue to represent shares of capital stock of XBOX as if our name, ticker symbol and CUSIP number had not changed. Neither the change of our name and ticker symbol nor the assignment of a new CUSIP number will affect your ability to trade your shares of capital stock of XBOX. Our exchange agent will issue stock certificates with our new name and CUSIP number as stock certificates are sent in upon transfers of shares of our capital stock by our existing stockholders. Until you sell or otherwise transfer your shares of our capital stock, there is no need to send us or our exchange agent your existing stock certificates.

Consent Required


     Approval of the amendment to our certificate of incorporation requires the consent of the holders of shares representing a majority of the aggregate voting power of all outstanding shares of our capital stock. TECH, which holds approximately 89.3% of the aggregate voting power of all outstanding shares of our capital stock as of September 14, 2001, has given its consent to the amendment to our certificate of incorporation. This consent allows the Board of Directors to implement our name change at any time on or after October 12, 2001. Accordingly, the requisite stockholder approval of the amendment to our certificate of incorporation has been obtained.


                       RIGHTS OF DISSENTING STOCKHOLDERS

     Our stockholders are not entitled to any appraisal or similar rights under Delaware law in connection with the actions described in this information statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of our common stock as of September 14, 2001 unless otherwise noted
(1) by each person who is known by us to own beneficially more than 5% of the outstanding shares of our common stock, (2) by each of our directors, (3) by each of our most highly compensated executives (including our President and Chief Executive Officer) as of August 31, 2001 and (4) all of our executive officers and directors as a group.

Common Stock

                                                               SHARES OF COMMON STOCK
                                                               BENEFICIALLY OWNED(1)
                                                              ------------------------
                                                                            PERCENT OF
NAME                                                            AMOUNT       CLASS(2)
----                                                          -----------   ----------
TECHinspirations, Inc. (Cayman)(3)..........................  191,716,000      91.5%
Frank van Luttikhuizen(4)...................................           --        --
Thomas W. Bugbee(5).........................................    1,092,790       *
Richard Cascio(6)...........................................           --        --
John van Leeuwen(7).........................................    3,250,000       1.6%
All executive officers and directors as a group (4
  persons)(8)...............................................    4,342,790       2.1%

---------------

 *  less than 1%.
(1) Except as otherwise indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of our common stock. Shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person.

(2) Based on [204,788,368] shares of our common stock outstanding as of September 14, 2001.

(3) Includes 4,750,000 shares of common stock issuable upon the exercise of a warrant. The address for TECHinspirations, Inc. (Cayman) is c/o CIBC Bank and Trust Company (Cayman) Limited, P.O. Box 694, CIBC Building, Edward Street, Georgetown, Grand Cayman B.W.I.
(4) Mr. Luttikhuizen's address is 2275 No. 8 Side Road, R.R. #2, Milton, Ontario, Canada.
(5) Includes 1,012,500 shares of common stock issuable upon the exercise of outstanding stock options, with such option becoming exercisable with respect to 266,667, 266,667 and 266,666 shares only when the per share price of our common stock meets or exceeds $.50, $.75 and $1.00, respectively. Mr. Bugbee's address is c/o Bugbee & Associates LLC, 2704 Drew Avenue South, Minneapolis, MN 55416.
(6) Excludes 191,716,000 shares of common stock held by TECH. Mr. Cascio serves as the President and COO of TECHinspirations, Inc., a wholly owned subsidiary of TECH. Mr. Cascio's address is Comerica Bank Building, 1800 N.W. Corporate Blvd, Suite 101, Boca Raton, FL 33431.
(7) Excludes 191,716,000 shares of common stock held by TECH and includes 3,250,000 shares of common stock issuable upon the exercise of outstanding stock options, with such option becoming exercisable with respect to 1,000,000, 1,000,000 and 1,250,000 shares only when the per share price of our common stock meets or exceeds $.50, $.75 and $1.00, respectively. Mr. van Leeuwen serves as Chairman of the Board of TECHinspirations, Inc. Mr. van Leeuwen's address is 2275 No. 8 Side Road, R.R. #2, Milton, Ontario, Canada.
(8) Includes an aggregate of 4,262,500 shares of Common Stock issuable upon the exercise of a warrants and options held by our directors and officers.

Series B Preferred Stock

     The following table sets forth information regarding the beneficial ownership of outstanding shares of our series B convertible preferred stock as of September 14, 2001 unless otherwise noted (1) by each stockholder who is known by us to own beneficially more than 5% of the outstanding shares of our series B convertible preferred stock, (2) by each of our directors, (3) by each of our most highly compensated executives (including our President and Chief Executive Officer) as of August 31, 2001 and (4) all of our executive officers and directors as a group.


                                                               SHARES OF SERIES B
                                                                  CONVERTIBLE
                                                                PREFERRED STOCK
                                                                  BENEFICIALLY
                                                                    OWNED(1)
                                                              --------------------
                                                                        PERCENT OF
NAME                                                          AMOUNT     CLASS(2)
----                                                          -------   ----------
Archery Venture Partners LP(3)..............................   77,476       8.6%
Seligman Investment Funds(4)................................  479,595      53.5%
Wasserstein Adelson Ventures, L.P...........................  174,098      19.4%
Frank van Luttikhuizen......................................       --        --
Thomas W. Bugbee............................................       --        --
Richard Cascio..............................................       --        --
John van Leeuwen............................................       --        --
All executive officers and directors as a group (4
  persons)..................................................       --        --


---------------

(1) Except as otherwise indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of series B convertible preferred stock.

(2) Based on 896,554 shares of series B convertible preferred stock outstanding as of September 14, 2001. An additional 1,148,588 shares of series B convertible preferred stock are being held by the exchange agent for XBOX for issuance to the former stockholders of YOUpowered, Inc., pursuant to an Agreement and Plan of Merger Dated July 5, 2001, but such 1,148,588 shares were not outstanding as of September 14, 2001.


(3) The address for Archery Venture Partners LP is 237 Park Avenue, Suite 900, New York, NY 10017.


(4)Consists of 108,964 shares held by the Seligman Investment Opportunities Fund NTV Portfolio, 129,244 shares held by the Seligman Investment Opportunities Fund NTV II Portfolio and 241,387 shares held by Seligman New Technologies Fund, Inc. The address for each of the Seligman Funds is J&W Seligman & Co., 100 Park Avenue, 7th Floor, New York, NY 10017.


(5)The address for Wasserstein Adelson Ventures LP is 1301 Avenue of the Americas, 44th Floor, New York, NY 10019.

                          INFORMATIONAL PURPOSES ONLY

     As the requisite stockholder vote for the amendment to our certificate of incorporation to effect our name change as described in this information statement was obtained upon the delivery of the written consent of TECH, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This information statement is for informational purposes only. Please read this information statement carefully.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Thomas A. Letscher
                                          Thomas A. Letscher
                                          Secretary

Minneapolis, Minnesota
September 21, 2001